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                    SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549



                                FORM 8-K



                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                            October 5, 2000
              Date of Report (date of earliest event reported)


                       SOCKET COMMUNICATIONS, INC.
           (Exact name of Registrant as specified in its charter)


   Delaware                    001-13810                94-3155066
(State or other             (Commission File          (I.R.S. Employer
jurisdiction of                 Number)              Identification No.)
incorporation)


                           37400 Central Court
                            Newark, CA  94560
       (Address of principal executive offices, including zip code)


                             (510) 744-2700
          (Registrant's telephone number, including area code)





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Item 5.  Acquisition or disposition of Assets

     On October 4, 2000, Socket Communications, Inc., a Delaware corporation ("Socket"), 3rd Rail Acquisition Corp, a California corporation and wholly owned subsidiary of Socket ("Merger Sub"), 3rd Rail Engineering, Inc., a California corporation ("3rd Rail") and certain other parties entered into an Agreement and Plan of Reorganization, (the "Reorganization Agreement"), providing for the acquisition of 3rd Rail by Socket. On October 5, 2000, Merger Sub merged with and into 3rd Rail, with 3rd Rail surviving as a wholly owned subsidiary of Socket. Pursuant to the Reorganization Agreement, Socket issued 796,282 shares of its common stock and approximately $1,000,000 in cash in exchange for all of the outstanding shares of 3rd Rail common stock. 218,679 shares of Socket common stock to be paid in the merger was deposited into an escrow account to secure certain representations and warranties made by 3rd Rail. The acquisition will be accounted for under the purchase method of accounting. The transaction is valued at approximately $12,000,000 based on the average closing price of Socket common stock for the twenty trading day period ending on October 3, 2000. It is intended that the transaction be treated as a tax-free reorganization under
Section 368 of the Internal Revenue Code of 1986, as amended.

     In connection with the Reorganization Agreement, Socket agreed to enter into employment agreements with Messrs. Hughes, Miller and Newman (the "Employment Agreements") and a Registration Rights Agreement for the benefit of the former 3rd Rail shareholders (the "Registration Rights Agreement"). This discussion of the Employment Agreements and Registration Rights Agreement shall be supplemented by copies of the Form of Employment Agreement, which is attached as Exhibits 99.1 hereto and the Form of Registration Rights Agreement, which is attached as Exhibit 4.1 hereto.

     The foregoing summary is qualified in its entirety by reference to the full text of the Reorganization Agreement, which is attached hereto as Exhibit 2.1, and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with
Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than December 19, 2000.

     (b)  Pro Forma Financial Information.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than December 19, 2000.

     (c)  Exhibits.

          2.1 Agreement and Plan of Reorganization, dated as of October 4, 2000 by and between Socket, Merger Sub, 3rd Rail, and certain other parties.

          4.1  Form of Registration Rights Agreement, dated as of
               October 4, 2000 by and between former shareholders of 3rd Rail and Socket.

          99.1 Form of Employment Agreement, dated as of October 4, 2000 by and between Paul Hughes, Robert Miller, Thomas Newman and Socket.









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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 19, 2000	                  SOCKET COMMUNICATIONS, INC.

                                          By: /s/ DAVID W. DUNLAP
                                              -----------------------
                                              David W. Dunlap
                                              Vice President, Finance
                                              and Administration
                                              and Chief Financial
                                              Officer
                                              (Principal Financial and
                                              Accounting Officer)















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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 EXHIBITS

                                    to

                                 FORM 8-K




               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                   OF
                     THE SECURITIES EXCHANGE ACT OF 1934




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                        SOCKET COMMUNICATIONS, INC.


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